UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2014 (December 29, 2014)

New York REIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36416	27-1065431
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

405 Park Avenue
New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Company Simplifies Board Structure as Part of Sponsor’s Corporate Governance Initiative

On December 29, 2014, the board of directors (the “Board”) of New York REIT, Inc. (the “Company”) implemented certain changes to the composition of the Board and management team consistent with its sponsor’s year-long initiative to further enhance the corporate governance profiles of its various sponsored programs, including promoting or appointing experienced management, mitigating potential conflicts, reducing complexity and minimizing overlap among directors of its sponsored programs.

Appointment of Michael A. Happel as Chief Executive Officer to Replace Nicholas S. Schorsch; Resignation of Nicholas S. Schorsch as Chief Executive Officer and Chairman

On December 29, 2014, the Board appointed Michael A. Happel, currently the president, treasurer and secretary of the Company, to serve as the Company’s chief executive officer. Mr. Happel will also serve as chief executive officer of the Company’s advisor and the Company’s property manager. Simultaneously with his appointment as chief executive officer of the Company, Mr. Happel resigned from his roles as treasurer and secretary of the Company, the Company’s advisor and the Company’s property manager. Mr. Happel did not resign pursuant to any disagreement with the Company. Mr. Happel will continue to serve in his capacity as president of the Company. There are no related party transactions involving Mr. Happel that are reportable under Item 404(a) of Regulation S-K except as described in the Company’s annual proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2014.

In connection with Mr. Happel’s appointment as chief executive officer, Nicholas S. Schorsch resigned from his roles as chairman of the Board and the chief executive officer of the Company, effective as of that same date. Mr. Schorsch did not resign pursuant to any disagreement with the Company. Mr. Schorsch also resigned from his role as chief executive officer of the Company’s advisor and property manager.

Appointment of William M. Kahane as Executive Chairman

Also effective December 29, 2014, the Board appointed William M. Kahane to serve as the executive chairman of the Board, effective as of that same date. There are no related party transactions involving Mr. Kahane that are reportable under Item 404(a) of Regulation S-K except as described in the Company’s annual proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2014.

Appointment of Gregory W. Sullivan as Treasurer and Secretary to Replace Michael A. Happel

Effective December 29, 2014, the Board appointed Gregory W. Sullivan, currently the chief financial officer and chief operating officer of the Company, as treasurer and secretary of the Company. Mr. Sullivan will continue to serve in his capacity as chief financial officer and chief operating officer of the Company.  Mr. Sullivan will also replace Mr. Happel as treasurer and secretary of the Company’s advisor and property manager. There are no related party transactions involving Mr. Sullivan that are reportable under Item 404(a) of Regulation S-K except as described in the Company’s annual proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2014.

A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK REIT, INC.

Date: December 30, 2014	By:	/s/ Michael A. Happel
Michael A. Happel
Chief Executive Officer and President